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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) November 8, 2000

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                            SALES ONLINE DIRECT, INC.
               (Exact name of Registrant as specified in Charter)



Delaware                              000-28720                 73-1479833
(State or other Jurisdiction    (Commission File Number)   (IRS Employer
of incorporation)                                           Identification No.)


                     4 Brussels Street, Worcester, MA 01610
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (508) 791-6710
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.

         On November 8, 2000, Sales Online Direct, Inc. ("the Registrant") purchased a substantial portion of the assets of Channel Space Entertainment, Inc., a Virginia corporation ("CSEI"), and Discribe, Ltd. ("Discribe"), a Canadian corporation wholly owned by CSEI ("Assets") as more fully described in the press release attached as Exhibit 99.1. The purchase (the "Transaction") was pursuant to an Asset Purchase Agreement ("Asset Purchase Agreement") dated November 8, 2000 among the Registrant, CSEI and Discribe. Pursuant to the Asset Purchase Agreement, the consideration payable by the Registrant for the Assets is 7,530,000 unregistered shares of the Registrant's common stock, plus $300,000 worth of the Registrant's common stock which is to be registered. The unregistered shares will be held in escrow for the purposes of complying with the Rule 144 holding period and securing certain indemnity obligations made by CSEI in the Asset Purchase Agreement and related documents. The escrow shares are subject to additional lock-up restrictions.

         The Assets acquired by the Registrant, more particularly described in the attached Asset Purchase Agreement, include:

         o All of CSEI's right, title and interest in and to a number of websites, including CollectingChannel.com and CelticChannel.com, as well as any other tangible or intangible assets of CSEI and Discribe used or useful in their business but excluding certain assets listed in the Asset Purchase Agreement.

         o Certain fixed assets and equipment, as well as any and all permits, licenses, consents and approvals held by CSEI. All such fixed assets and equipment, which CSEI had used in its operation as a converged internet content provider and producer of affinity portals, shall be used in a similar manner by the Registrant.

         o All of CSEI's lists of registered users of certain websites.

         o CSEI's  rights   under  certain  contracts  identified  in the  Asset
Purchase Agreement.

         o Options for shares of GavelNet, Inc., Copernicus, Worldwinner.com and RealMedia, Inc.

         o The  issued   and  outstanding  capital  stock  of  Discribe  if  the
Registrant in its sole discretion determines to acquire such stock.

         o Two perpetual, royalty-free, non-exclusive licenses to use the electronic content management system ("eCMS") software, one each in connection with the Registrant's collecting-related and furniture-related online businesses.

         Prior to the consummation of the Transaction, no relationship existed between the Registrant and its officers, directors or other affiliates and CSEI and its officers, directors or other affiliates except for a content agreement between the parties dated September 9, 1999. The number of shares of the


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Registrant's  common stock received by CSEI as a result of the  Transaction  was
determined  by arms-length  negotiations   between  the persons  then serving as
officers and directors of CSEI and the persons then serving as officers and directors of the Registrant.

         Former CSEI co-founders and co-chairmen Steve Sanford and Barry Friedman will be employed by SOLD as Chief Operating Officer and Chief of Strategy, respectively. The Transaction did not otherwise result in a change in the Registrant's directors and officers.

          CAUTIONARY DISCLOSURE RELATING TO FORWARD LOOKING STATEMENTS

         Statements made in this document include forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Statements that are not historical in nature, including the words "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions, are intended to identify forward looking statements. Although the Registrant believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including without limitation, successful implementation of the Registrant's business strategy and competition, any of which may cause actual results to differ materially from those described in the statements.

         Factors which could impact future operations and results include (among other things) competition from other companies with greater financial and other resources than the Registrant, the ability of the Registrant to attract or continue to attract sufficient numbers of sellers and "hits" by buyers and other users to the Registrant's websites, the Registrant's ability to maintain sufficient access lines to adequately handle the internet traffic, keeping up with changes in technology, general economic conditions, and similar considerations. In addition, other factors that could cause actual results to differ materially are discussed in the Registrant's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. The Registrant disclaims any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired. Financial statements of the businesses acquired are not being filed with this Form 8-K; such financial statements will be filed by amendment to this Form 8-K within 60 days after the required filing of this report.

     (b) Pro Forma Financial Information. Required pro forma financial information is not being filed with this Form 8-K; such information will be filed by amendment to this Form 8-K within 60 days after the required filing of this report.



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     (c)  Exhibits.

          2.1 Asset Purchase Agreement dated November 8, 2000 among the Registrant, CSEI and Discribe.

          10.1 Software License Agreements dated November 8, 2000 between the Registrant and CSEI (filed herewith as Exhibit 1 to the Asset Purchase Agreement filed as Exhibit 2.1).

          10.2 Escrow Agreement dated November 8, 2000 among the Registrant, CSEI, and the escrow agent Olde Monmouth Stock Transfer Co., Inc. (filed herewith as Exhibit 3 to the Asset Purchase Agreement filed as Exhibit 2.1).

          10.3 Registration Rights Agreement dated November 8, 2000 between Registrant and CSEI (filed herewith as Exhibit 4 to the Asset Purchase Agreement filed as Exhibit 2.1).

          99.1      Press  release  dated   November  9,  2000   announcing  the
                    Transaction.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SALES ONLINE DIRECT, INC.



Date: November 22, 2000                     By: /s/Gregory Rotman
                                                --------------------------------
                                                Gregory Rotman,
                                                Chief Executive Officer
                                                and President


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                                  EXHIBIT INDEX



Exhibit
Number        Description of Exhibit
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2.1           Asset  Purchase   Agreement  dated  November  8,  2000  among  the
              Registrant, CSEI and Discribe.

10.1 Software License Agreements dated November 8, 2000 between the Registrant and CSEI (filed herewith as Exhibit 1 to the Asset Purchase Agreement filed as Exhibit 2.1).

10.2 Escrow Agreement dated November 8, 2000 among the Registrant, CSEI, and the escrow agent Olde Monmouth Stock Transfer Co., Inc. (filed herewith as Exhibit 3 to the Asset Purchase Agreement filed as Exhibit 2.1).

10.3          Registration  Rights  Agreement  dated  November  8, 2000  between
              Registrant and CSEI (filed herewith as Exhibit 4 to the Asset Purchase Agreement filed as Exhibit 2.1).

99.1          Press release dated November 9, 2000 announcing the Transaction.